Exhibit 77(Q1)

Exhibits

(a)(1)  Amendment #49 effective July 1, 2008 to the Amended and Restated Agreement and Declaration of Trust – Incorporated by reference to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A of ING Investors Trust as filed on September 12, 2008.

(a)(2)  Amendment #50 - Abolition of Series of Shares of Beneficial Interest of ING Capital Guardian U.S. Equities Portfolio and ING Well Fargo Disciplined Value Portfolio) dated September 11, 2008 to the Amended and Restated Agreement and Declaration of Trust - Incorporated by reference to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A of ING Investors Trust as filed on February 9, 2009.

(e)(1)  Letter agreement dated May 1, 2008 to the Amended and Restated Management Agreement, effective October 24, 1997, as amended and restated January 1, 2007 between ING Investors Trust and Directed Services, LLC  to reduce the annual investment management fee for ING Capital Guardian U.S. Equities Portfolio, ING JPMorgan Small Cap Equity Portfolio, ING UBS U.S. Allocation Portfolio and ING Van Kampen Capital Growth Portfolio, effective for the period May 1, 2008 through May 1, 2009 - Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 25, 2008.

(e)(2)  Letter agreement dated May 1, 2008 to the Amended and Restated Management Agreement, effective October 24, 1997, as amended and restated January 1, 2007 between ING Investors Trust and Directed Services, LLC to reduce the annual investment management fee for ING BlackRock Large Cap Value Portfolio, for the period from May 1, 2008 through and including May 1, 2009 - Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 25, 2008.

(e)(3)  Letter Agreement dated May 1, 2008 to the Amended and Restated Management Agreement, effective October 24, 1997, as amended and restated January 1, 2007 between ING Investors Trust and Directed Services, LLC to reduce the annual investment management fee for ING Van Kampen Capital Growth Portfolio, for the period from May 1, 2008 through May 1, 2009 - Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 25, 2008.

(e)(4)  Letter Agreement dated April 1, 2008 to the Amended and Restated Management Agreement, effective October 24, 1997, as amended and restated January 1, 2007 between ING Investors Trust and Directed Services, LLC to reduce the investment management fees for ING PIMCO Core Bond Portfolio, for the period from April 1, 2008 through April 1, 2009 - Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 25, 2008.

(e)(5)  Letter Agreement dated September 6, 2008 to the Investment Management Agreement dated August 21, 2003, between ING Investors Trust and ING Investments, LLC to reduce the annual investment management fee for ING Pioneer Mid Cap Value Portfolio, for the period from September 6, 2008 through September 6, 2009 - Incorporated by reference to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A of ING Investors Trust as filed on September 12, 2008.

(e)(6)  Amended Schedule A effective April 28, 2008 to the Investment Management Agreement dated August 21, 2003, between ING Investors Trust and ING Investments, LLC - Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 25, 2008.

(e)(7)  Amended Schedule A effective September 15, 2008 with respect to the Amended and Restated Investment Management Agreement, dated January 1, 2007 between ING Investors Trust and Directed Services, LLC, regarding ING American Funds World Allocation Portfolio, ING Oppenheimer Active Asset Allocation Portfolio, and ING Van Kampen Global Tactical Asset Allocation Portfolio  - Incorporated by reference to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A of ING Investors Trust as filed on September 12, 2008.

(e)(8)  Form of Amended Schedule A and Amended Schedule B, effective August 20, 2008, to the Portfolio Management Agreement between ING Investors Trust, Directed Services LLC and T. Rowe Price and Associates, Inc. regarding ING T. Rowe Price Personal Strategy Growth Portfolio - Incorporated by reference to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A of ING Investors Trust as filed on September 12, 2008.

(e)(9)  Form of Letter Agreement effective August 20, 2008 to the sub-advisory agreement dated October 24, 1997 between T. Rowe Price Associates, Inc., Directed Services LLC and ING Investors Trust - Incorporated by reference to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A of ING Investors Trust as filed on September 12, 2008.

(e)(10)  Fourth Amendment effective July 7, 2008 to Sub-Advisory Agreement, dated October 24, 1997, between ING Investors Trust, Directed Services, LLC and T. Rowe Price Associates, Inc. - Incorporated by reference to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A of ING Investors Trust as filed on September 12, 2008.

(e)(11)  Amended Schedule A effective September 2007 to the Amended and Restated Portfolio Management Agreement between ING Investors Trust, Directed Services, Inc. and Fidelity Management & Research 2008 - Incorporated by reference to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A of ING Investors Trust as filed on September 12, 2008.

(e)(12)    Second Amendment and Amended Schedule B effective April 1, 2008 to Portfolio Management Agreement between ING Investors Trust, Directed Services LLC and Pacific Investment Management Company LLC effective April 1, 2008 - Incorporated by reference to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A of ING Investors Trust as filed on September 12, 2008.

(e)(13)  Amended Schedule A and Amended Schedule B effective August 20, 2008 to the Portfolio Management Agreement dated May 1, 2002 between ING Investors Trust, Directed Services LLC and Morgan Stanley Investment Management, Inc. - Incorporated by reference to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A of ING Investors Trust as filed on September 12, 2008.

(e)(14)  Portfolio Management Agreement dated November 12, 2008 between ING Investors Trust, Directed Services LLC and Evergreen Investment Management Company, LLC — Incorporated by reference to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A of ING Investors Trust as filed on February 9, 2009.

(e)(15)  Amended Schedule A Compensation for Services to Series effective September 6, 2008 to the Portfolio Management Agreement between ING Investors Trust, Directed Services LLC and Pioneer Investment Management, Inc. - Incorporated by reference to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A of ING Investors Trust as filed on September 12, 2008.

(e)(16)  Amended Schedule A effective June 1, 2008 to the Sub-Advisory Agreement dated January 3, 2006 between ING Investments, LLC and ING Clarion Real Estate Securities L.P. with respect to ING Global Real Estate Fund - Incorporated by reference to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A of ING Investors Trust as filed on September 12, 2008.

(e)(17)  Third Amendment effective A to Sub-Advisory Agreement, dated April 28, 2006, between ING Investments, LLC and ING Investment Management Co., effective August 1, 2008 – Incorporated by reference to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A of ING Investors Trust as filed on February 9, 2009.

(e)(18)  Amendment effective June 16, 2008 to Sub-Advisory Agreement dated February 2, 2007 between ING Investors Trust, Directed Services, LLC and BlackRock Investment Management LLC - Incorporated by reference to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A of ING Investors Trust as filed on September 12, 2008.

(e)(19)  Amendment effective June 16, 2008 to Sub-Advisory Agreement dated April 30, 2007 between ING Investors Trust, Directed Services, LLC and Black Rock Financial Management, Inc. - Incorporated by reference to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A of ING Investors Trust as filed on September 12, 2008.

(e)(20)  Portfolio Management Agreement, dated September 17, 2008 between ING Investors Trust, ING Investments, LLC and OppenheimerFunds, Inc regarding ING Oppenheimer Active Asset Allocation Portfolio – Incorporated by reference to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A of ING Investors Trust as filed on February 9, 2009.